PAINEWEBBER GROWTH & INCOME FUND

ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in PaineWebber Growth and Income Fund (A) and the S&P 500 Index

The graph depicts the performance of PaineWebber Growth and Income Fund (A) versus the S&P 500 Index. It is important to note PaineWebber Growth and Income Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

             S&P 500 Index   Growth & Income Fund (A)
12/20/83           9948                 9547
8/31/84           10375                10288
8/31/85           12252                12033
8/31/86           17064                15769
8/31/87           22953                18332
8/31/88           18865                16365
8/31/89           26256                20952
8/31/90           24945                20815
8/31/91           31641                25731
8/31/92           34146                27733
8/31/93           39329                28607
8/31/94           41476                28441
8/31/95           50359                33644
8/31/96           59786                39498
8/31/97           84074                56253
8/31/98           90902                54279


             --S&P 500 Index        --Growth and Income Fund (A)

Past performance is not predictive of future performance.
The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.


AVERAGE ANNUAL TOTAL RETURN

            One Year      Five Years    Ten Years         Commencement
             Ended          Ended          Ended     of Operations Through
            8/31/98        8/31/98        8/31/98         8/31/98****

% Return Without Deducting
Maximum Sales Charge

Class A*    -3.51%         13.67%         12.74%            12.54%
Class B**   -4.28%         12.79%           NA              11.25%
Class C***  -4.23%         12.81%           NA              11.18%

% Return After Deducting
Maximum Sales Charge

Class A*    -7.85%         12.63%         12.22%            12.19%
Class B**   -8.67%         12.54%           NA              11.25%
Class C***  -5.11%         12.81%           NA              11.18%




* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing 12b-1 service and distribution fees.

**** Commencement of issuance was December 20, 1983 for Class A shares,
     July 1, 1991 for Class B shares and July 2, 1992 for Class C shares.

The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares lost 3.24% for the one-year period ended August 31, 1998 and since inception on February 12, 1992 to August 31, 1998, had an average annual total return of 10.80%. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT

PAINEWEBBER GROWTH FUND

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in PaineWebber Growth Fund
(A) and the S&P 500 Index

The graph depicts the performance of PaineWebber Growth Fund (A) versus the S&P 500 Index. It is important to note PaineWebber Growth Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

             S&P 500 Index      Growth Fund (A)
3/18/85           9991                9551
8/31/85          10614               10125
8/31/86          14783               13247
8/31/87          19885               16927
8/31/88          16344               14325
8/31/89          22747               20070
8/31/90          21611               18655
8/31/91          27413               25561
8/31/92          29582               25342
8/31/93          34073               32178
8/31/94          35933               32928
8/31/95          43629               36643
8/31/96          51796               43396
8/31/97          72838               50274
8/31/98          78753               51969

             --S&P 500 Index        --Growth and Income Fund (A)

Past performance is not predictive of future performance.
The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.


AVERAGE ANNUAL TOTAL RETURN


            One Year      Five Years     Ten Years        Commencement
              Ended         Ended          Ended     of Operations Through
             8/31/98       8/31/98        8/31/98         8/31/98****


% Return Without Deducting
Maximum Sales Charge

Class A*      3.37%         10.06%         13.75%           13.41%
Class B**     2.55%          9.20%           NA             11.41%
Class C***    2.59%          9.21%           NA             11.17%

% Return After Deducting
Maximum Sales Charge

Class A*     -1.27%          9.05%         13.23%           13.02%
Class B**    -1.21%          8.94%           NA             11.41%
Class C***    1.83%          9.21%           NA             11.17%

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 service and distribution fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing 12b-1 service and distribution fees.

****Commencement of issuance was March 18, 1985 for Class A shares, July 1,
    1991 for Class B shares and July 2, 1992 for Class C shares.

The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares returned 3.61% for the one-year period ended August 31, 1998 and since inception on August 26, 1991 to August 31, 1998, had an average annual total return of 11.31%. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GROWTH & INCOME/GROWTH FUNDS

ANNUAL REPORT



October 20, 1998


Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Growth and Income Fund and the PaineWebber Growth Fund for the fiscal year ended August 31, 1998.

PaineWebber Growth and Income Fund
Fund Profile

Goal:
Current income and
Capital growth

Portfolio Manager:
Mark A. Tincher,
Mitchell Hutchins Asset
Management Inc.

Total Net Assets:
$1.24 billion as of
August 31, 1998

Dividend Payments:
Semiannually


GENERAL MARKET OVERVIEW
-------------------------------------------------------------------------------

The Funds' fiscal year ended on a tumultuous note as investors reacted to global uncertainty by pulling money out of the U.S. stock markets. Concerns about exposure to over-leveraged hedge funds and emerging markets caused a sell-off in financial stocks as investors backed away from credit-quality and liquidity problems. Weakness in global markets also hurt economically sensitive companies in the United States as concern spread about a potential pullback of consumer spending. Larger-capitalization stocks held up better than mid- or small-caps, though some of the larger stocks were affected as well. As stocks became more volatile, investors shifted some of their assets into bonds, causing yields to fall and prices to rise.

PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
PAINEWEBBER GROWTH AND INCOME FUND


PERFORMANCE--

The Fund's total return consists of the net asset value change with dividends reinvested. For the fiscal year ended August 31, 1998, without deducting sales charges, Class A shares lost 3.51%, Class B shares lost 4.28%, Class C shares lost 4.23% and Class Y shares lost 3.24%.

The Fund's total return may be lower for shareowners who purchased or redeemed shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 7.85%, Class B shares lost 8.67% and Class C shares lost 5.11%. Class Y shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS--

In August we took a number of defensive measures to help protect the Fund. We reduced the Fund's holdings of financial services stocks (17.7% as of August 31, 1998(1)) and consumer cyclicals (21.0%). Also, we raised cash reserves to dampen volatility in the Fund's portfolio.

Our models indicate that the stock market has gone from 12-15% overvalued during April to 3-4% UNDERVALUED in September. We see this as a hopeful sign, but before we recommit the Fund's reserves to new investments we want to see clearer evidence of a turnaround.

We hope to see support for the S&P 500 Index in a range around 975 (as of late October, it was trending upward to around 1050). Perhaps the worst of the third-quarter earnings disappointments is past, and we will see earnings expectations stabilize. The most recent infusion of liquidity from the Federal Reserve could help quell the misgivings of market participants.



PAINEWEBBER
GROWTH AND
INCOME FUND

Top Ten Holdings,
August 31, 1998(1)

Bell South Corporation          1.7%
------------------------------------
The Chase Manhattan Corporation 1.6%
------------------------------------
Compaq Computer Corporation     1.4%
------------------------------------
Schering Plough                 1.4%
------------------------------------
Tyco International Ltd.         1.4%
------------------------------------
Warner Lambert Co.              1.3%
------------------------------------
Dell Computer Corporation       1.3%
------------------------------------
Phillip Morris Companies
Incorporated                    1.3%
------------------------------------
Quaker Oats Co.                 1.3%
------------------------------------
TJX Companies, Inc.             1.3%
------------------------------------



(1) Unless otherwise noted, all portfolio weightings represent percentages of net assets as of August 31, 1998. The Funds are actively managed and all holdings are subject to change.

ANNUAL REPORT

PAINEWEBBER
GROWTH AND
INCOME FUND

Top Five Sectors,
August 31, 1998(1)

Consumer Cyclicals      21.0%
-----------------------------
Financial Services      17.7%
-----------------------------
Technology              11.5%
-----------------------------
Utilities                9.4%
-----------------------------
Capital goods            8.6%
-----------------------------


PAINEWEBBER GROWTH FUND

FUND PROFILE

GOAL:
Long-term capital
appreciation

PORTFOLIO MANAGER:
Ellen R. Harris,
Mitchell Hutchins
Asset Management Inc.

Total Net Assets:
$319.5 million as of
August 31, 1998

Dividend Payments:
Annually



OUTLOOK--

We expect to encounter more volatility over the next six months--emerging market and hedge fund pressures are unlikely to subside quickly. We intend to maintain a defensive posture, looking for stocks with lower-than-market valuations and little or no exposure to emerging markets or hedge funds.

Our models now point to attractive valuations in the technology sector. The downturn has battered technology harder than most sectors--some stocks have fallen 50% more than the broad market. We believe these companies are worth considerably more than their current market values, and we may add to the Fund's technology holdings now that the sector offers such bargains.

-------------------------------------------------------------------------------
PAINEWEBBER GROWTH FUND

PERFORMANCE--The Fund's total return (the net asset value change with dividends reinvested) for the fiscal year ended August 31, 1998, without deducting sales charges, was 3.37% for Class A shares, 2.55% for Class B shares, 2.59% for Class C shares and 3.61% for Class Y shares.

The Fund's total return may be lower for shareowners who purchased or redeemed shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 1.27%, Class B shares lost 1.21% and Class C shares gained 1.83%. Class Y shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS--

Over the past year the three biggest impacts on the Fund came from:

1. Model discipline and stock selection--our commitment to maintaining that combination in our management approach

2. Stock picks that made big performance contributions

3. Higher market cap profile of the Fund than in the past

A proprietary growth model creates a universe from which we select stocks that have above-average growth potential. We generally focus our stock picks on the "best in class"--those companies that lead their industries and that can increase their earnings by at least 10% each year. For the past fiscal year, we found most of our "best-in-class" picks among technology and consumer cyclical companies.

Our emphasis on technology stocks (21.9% of net assets as of August 31, 1998(1)) helped the Fund's performance during the fiscal year. Dell Computer Corp. (2.6%), which gained 140% for the fiscal year, made the biggest contribution. Other contributors were Cisco Systems Inc. (2.3%), the leading networking and enterprise computing company, and Paychex (1.2%), which provides payroll and other administrative services to small- and medium-size businesses. During the year ended August 31, 1998, the Fund's technology weighting averaged about 24%.

Consumer cyclical stocks made the second most important contribution during the fiscal year. These companies tend to thrive under the economic conditions the United States has been enjoying: high employment, low inflation and stable growth. Our consumer cyclical stock picks also focused on the "best in class."

Within consumer cyclicals we emphasized two sectors: media, entertainment and cable companies (17.2%), and specialty retailers as broadly defined (13.2%). Cable and media holdings included Liberty Media Group (1.2%), Time Warner (2.3%), Tele-Communications Inc. (1.3%) and Comcast Corp. (0.9%).





(1) Unless otherwise noted, all portfolio weightings represent percentages of net assets as of August 31, 1998. The Funds are actively managed and all holdings are subject to change.

PAINEWEBBER GROWTH AND INCOME/GROWTH FUNDS                      ANNUAL REPORT



Technological changes are enabling these companies to provide more in-home entertainment more cost-effectively and to offer Internet access and telephony. Among specialty retailers we chose Staples Inc. (1.7%), the "superstar" office supply chain, and Home Depot Inc. (1.8%), which dominates the do-it-yourself home improvement market and is also a major supplier of building materials to contractors.

Watson Pharmaceuticals, Inc. (2.8%)--the Fund's largest holding--has proven a successful investment in the pharmaceuticals sector. We bought Watson during its initial public offering when its market capitalization was less than $1 billion. The company was generating healthy profits from small-market generic drugs by dominating selected niches. Watson has grown into a sizable proprietary and generic drugmaker with major distribution capabilities, and now has a market capitalization of almost $5 billion.

In the last semiannual report we described how we had increased the market capitalization profile of the Fund and how that increase had improved performance. The Fund's average market capitalization increased from about $2 billion in March 1997 to more than $7 billion in early 1998. For the fiscal year ended August 31, 1998 the Fund's market cap averaged $10-12 billion.

OUTLOOK--

We believe that current economic conditions--slow growth, low inflation and low interest rates--will continue into the coming year. We do not expect to see stocks repeat their dynamic price gains of recent years, but instead look for slower, steadier growth.

We think the biggest winners will be those companies that gain investor confidence by providing sustainable earnings growth. Our focus will remain on companies that we believe can sustain earnings growth of at least 10% per year. We still believe that most such companies will appear in the technology and consumer cyclical sectors.

We are underweighted in economically sensitive and inflation-sensitive industries. For example, by the end of the fiscal year we had reduced the Fund's energy position to zero. We believe that global economic instability will make energy prices fluctuate unpredictably, and that energy companies' earnings will become unpredictable as a result.


PAINEWEBBER
GROWTH FUND

Top Five Sectors,
August 31, 1998

Technology                 21.9%
--------------------------------
Media & Entertainment      17.2%
--------------------------------
Retail                     13.9%
--------------------------------
Financial Services         13.8%
--------------------------------
Healthcare                  7.2%
--------------------------------


Top Ten Holdings,
August 31, 1998(1)

--------------------------------
Watson Pharmaceuticals      2.8%
--------------------------------
Dell Computer Corporation   2.6%
--------------------------------
Cisco Systems Inc.          2.3%
--------------------------------
Time Warner Inc.            2.3%
--------------------------------
Clear Channel
Communications              2.1%
--------------------------------
Outdoor Systems Inc.        2.1%
--------------------------------
Worldcom Inc.               2.0%
--------------------------------
Safeway Inc.                2.0%
--------------------------------
Home Depot Inc.             1.8%
--------------------------------
At&T Corp.                  1.7%
--------------------------------

ANNUAL REPORT


-------------------------------------------------------------------------------
Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a quarterly FUND PROFILE on the PaineWebber Growth and Income Fund, the PaineWebber Growth Fund or another fund in the PaineWebber Family of Funds,(2) please contact your investment executive.

Sincerely,


MARGO ALEXANDER         MARK A. TINCHER                ELLEN R. HARRIS
President               Managing Director and Chief    Managing Director
Mitchell Hutchins       Investment Officer--Equities   Mitchell Hutchins
Asset Management Inc.   Mitchell Hutchins              Asset Management Inc.
                        Asset Management Inc.          Portfolio Manager,
                        Portfolio Manager,             PaineWebber Growth Fund
                        PaineWebber Growth
                        and Income Fund


This letter is intended to assist shareholders in understanding how the Funds performed during the fiscal year ended August 31, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER GROWTH & INCOME FUND

PERFORMANCE RESULTS (UNAUDITED)

                                             NET ASSET VALUE
                                 ---------------------------------------           TOTAL RETURN(1)
                                                                             12 MONTHS         6 MONTHS
                                  08/31/98     02/28/98      08/31/97      ENDED 08/31/98   ENDED 08/31/98
-----------------------------------------------------------------------------------------------------------
Class A Shares                     $26.92       $31.70        $30.60          (3.51)%              (14.85)%
-----------------------------------------------------------------------------------------------------------
Class B Shares                      26.77        31.56         30.46          (4.28)               (15.18)
-----------------------------------------------------------------------------------------------------------
Class C Shares                      26.82        31.61         30.53          (4.23)               (15.15)
-----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS     DIVIDENDS           TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED         PAID           RETURN(1)
-----------------------------------------------------------------------------------------------------------
12/20/83-12/31/84                  $12.65       $13.21          --            $1.0800               13.72%
-----------------------------------------------------------------------------------------------------------
1985                                13.21        14.97        $0.1950          0.8850               22.36
-----------------------------------------------------------------------------------------------------------
1986                                14.97        15.04         1.1380          0.6830               12.68
-----------------------------------------------------------------------------------------------------------
1987                                15.04        12.05         2.3027          0.7366               (3.16)
-----------------------------------------------------------------------------------------------------------
1988                                12.05        13.67          --             0.5120               17.83
-----------------------------------------------------------------------------------------------------------
1989                                13.67        16.32         0.1675          0.5178               24.59
-----------------------------------------------------------------------------------------------------------
1990                                16.32        15.85          --             0.3030               (1.01)
-----------------------------------------------------------------------------------------------------------
1991                                15.85        21.17          --             0.2526               35.34
-----------------------------------------------------------------------------------------------------------
1992                                21.17        21.74          --             0.2432                3.90
-----------------------------------------------------------------------------------------------------------
1993                                21.74        20.86         0.0310          0.2818               (2.59)
-----------------------------------------------------------------------------------------------------------
1994                                20.86        18.18         1.2111          0.2417               (5.87)
-----------------------------------------------------------------------------------------------------------
1995                                18.18        22.39         1.5085          0.2475               33.21
-----------------------------------------------------------------------------------------------------------
1996                                22.39        24.37         3.0247          0.2584               23.46
-----------------------------------------------------------------------------------------------------------
1997                                24.37        29.29         2.6664          0.2064               31.86
-----------------------------------------------------------------------------------------------------------
01/01/98-08/31/98                   29.29        26.92          --             0.0864               (7.84)
-----------------------------------------------------------------------------------------------------------
                                                Totals:      $12.2449         $6.5354
-----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/98:          468.54%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS     DIVIDENDS           TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED         PAID           RETURN(1)
-----------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                  $18.04       $21.14          --            $0.1074               17.85%
-----------------------------------------------------------------------------------------------------------
1992                                21.14        21.69          --             0.0992                3.09
-----------------------------------------------------------------------------------------------------------
1993                                21.69        20.82        $0.0310          0.1193               (3.31)
-----------------------------------------------------------------------------------------------------------
1994                                20.82        18.15         1.2111          0.0768               (6.62)
-----------------------------------------------------------------------------------------------------------
1995                                18.15        22.35         1.5085          0.0715               32.18
-----------------------------------------------------------------------------------------------------------
1996                                22.35        24.32         3.0247          0.0643               22.55
-----------------------------------------------------------------------------------------------------------
1997                                24.32        29.20         2.6508          0.0044               30.79
-----------------------------------------------------------------------------------------------------------
01/01/98-08/31/98                   29.20        26.77          --               --                 (8.32)
-----------------------------------------------------------------------------------------------------------
                                                Totals:       $8.4261         $0.5429
-----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/98:          114.93%
-----------------------------------------------------------------------------------------------------------

(1)Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GROWTH & INCOME FUND

PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS     DIVIDENDS           TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED         PAID           RETURN(1)
-----------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                  $19.96       $21.75          --            $0.1160                9.58%
-----------------------------------------------------------------------------------------------------------
1993                                21.75        20.87        $0.0310          0.1308               (3.30)
-----------------------------------------------------------------------------------------------------------
1994                                20.87        18.20         1.2111          0.0756               (6.61)
-----------------------------------------------------------------------------------------------------------
1995                                18.20        22.42         1.5085          0.0728               32.21
-----------------------------------------------------------------------------------------------------------
1996                                22.42        24.39         3.0247          0.0781               22.55
-----------------------------------------------------------------------------------------------------------
1997                                24.39        29.24         2.6664          0.0318               30.77
-----------------------------------------------------------------------------------------------------------
01/01/98-08/31/98                   29.24        26.82          --               --                 (8.28)
-----------------------------------------------------------------------------------------------------------
                                                Totals:       $8.4417         $0.5051
-----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 08/31/98:           92.31%
-----------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the year ended August 31, 1998, and since inception, February 12, 1992 through August 31 1998, Class Y shares had a total return of (3.24)% and 95.89%, respectively.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GROWTH FUND

PERFORMANCE RESULTS (UNAUDITED)

                                            NET ASSET VALUE                       TOTAL RETURN(1)
                                 --------------------------------------   --------------------------------
                                                                            12 MONTHS         6 MONTHS
                                  08/31/98     02/28/98      08/31/97     ENDED 08/31/98   ENDED 08/31/98
----------------------------------------------------------------------------------------------------------
Class A Shares                     $20.08       $23.29       $25.94           3.37%               (13.78)%
----------------------------------------------------------------------------------------------------------
Class B Shares                      18.44        21.48       24.51            2.55                (14.15)
----------------------------------------------------------------------------------------------------------
Class C Shares                      18.65        21.72       24.71            2.59                (14.13)
----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                    NET ASSET VALUE          CAPITAL
                                 ----------------------       GAINS         DIVIDENDS           TOTAL
PERIOD COVERED                   BEGINNING      ENDING     DISTRIBUTED         PAID           RETURN(1)
----------------------------------------------------------------------------------------------------------
03/18/85-12/31/85                   $9.15       $10.55          --           $0.1275               16.87%
----------------------------------------------------------------------------------------------------------
1986                                10.55        10.86       $0.4064          0.1042                7.64
----------------------------------------------------------------------------------------------------------
1987                                10.86         9.81        1.4051          0.0847                4.34
----------------------------------------------------------------------------------------------------------
1988                                 9.81        11.87          --            0.1011               22.05
----------------------------------------------------------------------------------------------------------
1989                                11.87        14.79        1.1520            --                 34.27
----------------------------------------------------------------------------------------------------------
1990                                14.79        12.98        0.4625          0.1625               (7.72)
----------------------------------------------------------------------------------------------------------
1991                                12.98        18.53        0.6003          0.0072               47.61
----------------------------------------------------------------------------------------------------------
1992                                18.53        18.66        0.6235            --                  4.15
----------------------------------------------------------------------------------------------------------
1993                                18.66        21.14        1.0734            --                 19.17
----------------------------------------------------------------------------------------------------------
1994                                21.14        18.81        0.0258            --                (10.90)
----------------------------------------------------------------------------------------------------------
1995                                18.81        23.12        1.8440            --                 33.02
----------------------------------------------------------------------------------------------------------
1996                                23.12        24.24        2.1056            --                 14.11
----------------------------------------------------------------------------------------------------------
1997                                24.24        21.24        6.7819            --                 17.01
----------------------------------------------------------------------------------------------------------
01/01/98-08/31/98                   21.24        20.08          --              --                 (5.46)
----------------------------------------------------------------------------------------------------------
                                                Totals:      $16.4805        $0.5872
----------------------------------------------------------------------------------------------------------
                                                 CUMULATIVE TOTAL RETURN AS OF 08/31/98:          444.12%
----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE          CAPITAL
                                 ----------------------       GAINS         DIVIDENDS           TOTAL
PERIOD COVERED                   BEGINNING      ENDING     DISTRIBUTED         PAID           RETURN(1)
----------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                  $15.63       $18.47       $0.6003         $0.0037               22.18%
----------------------------------------------------------------------------------------------------------
1992                                18.47        18.44        0.6235            --                  3.30
----------------------------------------------------------------------------------------------------------
1993                                18.44        20.71        1.0734            --                 18.26
----------------------------------------------------------------------------------------------------------
1994                                20.71        18.28        0.0258            --                (11.61)
----------------------------------------------------------------------------------------------------------
1995                                18.28        22.22        1.8440            --                 31.95
----------------------------------------------------------------------------------------------------------
1996                                22.22        23.02        2.1056            --                 13.24
----------------------------------------------------------------------------------------------------------
1997                                23.02        19.62        6.7819            --                 16.17
----------------------------------------------------------------------------------------------------------
01/01/98-08/31/98                   19.62        18.44          --              --                 (6.01)
----------------------------------------------------------------------------------------------------------
                                                Totals:      $13.0545        $0.0037
----------------------------------------------------------------------------------------------------------
                                                 CUMULATIVE TOTAL RETURN AS OF 08/31/98:          117.07%
----------------------------------------------------------------------------------------------------------

(1)Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

The data above represents past performance of the Fund's shares which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GROWTH FUND

PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                    NET ASSET VALUE          CAPITAL
                                 ----------------------       GAINS         DIVIDENDS           TOTAL
PERIOD COVERED                   BEGINNING      ENDING     DISTRIBUTED         PAID           RETURN(1)
----------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                  $17.04       $18.57       $0.6235            --                 12.73%
----------------------------------------------------------------------------------------------------------
1993                                18.57        20.85        1.0734            --                 18.19
----------------------------------------------------------------------------------------------------------
1994                                20.85        18.41        0.0258            --                (11.58)
----------------------------------------------------------------------------------------------------------
1995                                18.41        22.40        1.8440            --                 32.00
----------------------------------------------------------------------------------------------------------
1996                                22.40        23.21        2.1056            --                 13.18
----------------------------------------------------------------------------------------------------------
1997                                23.21        19.83        6.7819            --                 16.13
----------------------------------------------------------------------------------------------------------
01/01/98-08/31/98                   19.83        18.65          --              --                 (5.95)
----------------------------------------------------------------------------------------------------------
                                                Totals:      $12.4542           --
----------------------------------------------------------------------------------------------------------
                                                 CUMULATIVE TOTAL RETURN AS OF 08/31/98:           92.22%
----------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the year ended August 31, 1998 and since inception, August 26, 1991 through August 31, 1998, Class Y shares had a total return of 3.61% and 112.20%, respectively.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS                                         AUGUST 31, 1998

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
COMMON STOCKS--88.34%
AGRICULTURE, FOOD & BEVERAGE--1.26%
   294,600       Quaker Oats Co. ..............   $  15,650,625
                                                  -------------
AIRLINES--1.95%
   100,000       Alaska Air Group Inc.*........       3,893,750
   142,200       AMR Corp.*....................       7,749,900
   100,000       UAL Corp.*....................       6,031,250
   110,800       US Airways Group, Inc.*.......       6,454,100
                                                  -------------
                                                     24,129,000
                                                  -------------
APPAREL, RETAIL--1.26%
   700,000       TJX Companies, Inc. ..........      15,618,750
                                                  -------------
APPAREL, TEXTILES--0.81%
   175,000       Warnaco Group Inc., Class A...       4,768,750
   176,000       Westpoint Stevens Inc.*.......       5,214,000
                                                  -------------
                                                      9,982,750
                                                  -------------
BANKS--5.35%
   275,000       Banc One Corp. ...............      10,450,000
   145,000       BankAmerica Corp. ............       9,289,062
   297,400       Bank of New York Co. Inc. ....       7,193,363
   150,000       BB & T Corp. .................       4,228,125
   125,000       Mellon Bank Corp. ............       6,500,000
   356,200       Norwest Corp. ................      10,596,950
   341,200       The Chase Manhattan Corp. ....      18,083,600
                                                  -------------
                                                     66,341,100
                                                  -------------
CHEMICALS--0.35%
    75,300       DuPont (E.I.) de Nemours &
                   Co. ........................       4,343,869
                                                  -------------
COMPUTER HARDWARE--3.74%
   150,000       Cisco Systems, Inc.*..........      12,281,250
   637,500       Compaq Computer Corp. ........      17,810,156
   162,500       Dell Computer Corp.*..........      16,250,000
                                                  -------------
                                                     46,341,406
                                                  -------------
COMPUTER SOFTWARE--3.82%
   400,000       Autodesk, Inc. (1)............       9,350,000
   150,000       BMC Software Inc.*............       6,346,875
   373,200       Cadence Design Systems
                   Inc.*.......................       7,883,850
   150,000       Compuware Corp.*..............       6,815,625
   211,750       Network Associates Inc.*......       6,828,937
   170,000       Peoplesoft Inc.*..............       4,781,250
   260,000       Sterling Software Inc.*.......       5,346,250
                                                  -------------
                                                     47,352,787
                                                  -------------
CONSTRUCTION, REAL PROPERTY--1.26%
    65,000       Chelsea GCA Realty Inc. ......       2,242,500
   160,000       Crescent Real Estate
                   Equities....................       3,680,000

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

CONSTRUCTION, REAL PROPERTY (CONCLUDED)

   127,500       Equity Residential Properties
                   Trust.......................   $   5,092,031
   161,000       Lafarge Corp. ................       4,598,563
                                                  -------------
                                                     15,613,094
                                                  -------------
CONSUMER DURABLES--2.25%
   207,700       Furniture Brands International
                   Inc.*.......................       4,647,288
   188,000       HON Industries Inc. ..........       4,042,000
   384,600       Interface Inc. ...............       4,711,350
   247,500       Maytag Corp. .................      10,673,437
   185,800       Miller Herman Inc. ...........       3,808,900
                                                  -------------
                                                     27,882,975
                                                  -------------
DEFENSE/AEROSPACE--2.98%
   306,200       Allied-Signal, Inc. ..........      10,506,487
   194,320       Boeing Co. ...................       6,011,775
   148,000       Cordant Technologies Inc. ....       5,272,500
   130,000       Lockheed Martin Corp. ........      11,366,875
   100,000       Precision Castparts Corp. ....       3,768,750
                                                  -------------
                                                     36,926,387
                                                  -------------
DIVERSIFIED RETAIL--3.27%
   399,250       Dayton Hudson Corp. ..........      14,373,000
   412,300       Family Dollar Stores Inc. ....       5,231,056
   200,000       Federated Department Stores,
                   Inc.*.......................       8,712,500
   179,400       Fred Meyer Inc.*..............       7,052,663
   200,000       Proffitts Inc.*...............       5,100,000
                                                  -------------
                                                     40,469,219
                                                  -------------
DRUGS & MEDICINE--6.29%
   300,000       American Home Products
                   Corp. ......................      15,037,500
    78,800       Amerisource Health Corp.*.....       3,708,525
   118,200       Biogen Inc.*..................       5,466,750
    75,000       Bristol-Myers Squibb Co. .....       7,340,625
   100,000       Pharmacia & Upjohn Inc. ......       4,156,250
   200,000       Schering-Plough Corp. ........      17,200,000
   250,000       Warner Lambert Co. ...........      16,312,500
   192,000       Watson Pharmaceuticals,
                   Inc.*.......................       8,652,000
                                                  -------------
                                                     77,874,150
                                                  -------------
ELECTRIC UTILITIES--2.15%
   200,000       AES Corp. ....................       5,450,000
   170,000       Consolidated Edison Co. of New
                   York, Inc. .................       8,043,125
   110,500       Energy East Corp.*............       4,972,500
   100,000       Pinnacle West Capital
                   Corp. ......................       4,318,750
   111,000       Utilicorp United Inc. ........       3,822,563
                                                  -------------
                                                     26,606,938
                                                  -------------

PAINEWEBBER GROWTH & INCOME FUND

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

COMMON STOCKS (CONTINUED)

ELECTRICAL EQUIPMENT--1.73%
   100,000       Honeywell, Inc. ..............   $   6,250,000
   126,000       Johnson Controls, Inc. .......       5,394,375
   425,000       SCI Systems Inc.* (1).........       9,748,437
                                                  -------------
                                                     21,392,812
                                                  -------------
ENERGY RESERVES & PRODUCTION--0.62%
   170,000       Amoco Corp. ..................       7,703,125
                                                  -------------
ENTERTAINMENT--0.75%
   187,500       Viacom, Inc., Class B*........       9,304,688
                                                  -------------
ENVIRONMENTAL SERVICES--0.97%
   160,200       Republic Services Inc.* ......       2,583,225
   214,500       Waste Management Inc.*........       9,464,813
                                                  -------------
                                                     12,048,038
                                                  -------------
FINANCIAL SERVICES--1.73%
    43,800       American Express Co. .........       3,416,400
   102,198       Associates First Capital
                   Corp. ......................       6,042,457
   200,000       CIT Group Inc. ...............       5,137,500
    84,800       General Electric Co. .........       6,784,000
                                                  -------------
                                                     21,380,357
                                                  -------------
FOREST PRODUCTS, PAPER--1.59%
   350,000       Fort James Corp. .............      10,193,750
   161,400       United Stationers Inc.*.......       9,562,950
                                                  -------------
                                                     19,756,700
                                                  -------------
FOOD RETAIL--1.92%
   295,000       Food Lion Inc.*...............       3,042,187
   200,000       Kroger Co.*...................       9,000,000
   196,000       Safeway Inc.*.................       7,717,500
    98,000       Whole Foods Market Inc.*......       4,054,750
                                                  -------------
                                                     23,814,437
                                                  -------------
FREIGHT, AIR, SEA & LAND--0.63%
   400,000       Airborne Freight Corp. .......       7,800,000
                                                  -------------
GAS UTILITY--0.75%
   187,500       Columbia Gas Energy Group ....       9,328,125
                                                  -------------
HOUSEHOLD PRODUCTS--0.25%
   147,800       Viad Corp. ...................       3,066,850
                                                  -------------
INDUSTRIAL PARTS--5.32%
   117,000       American Standard Companies,
                   Inc.*.......................       4,577,625
   112,000       Black & Decker Corp. .........       4,662,000
   150,000       Crane Co. ....................       6,037,500
   305,800       Ingersoll Rand Co. ...........      12,155,550
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

INDUSTRIAL PARTS (CONCLUDED)

   200,000       Lucasvarity Plc, ADR..........   $   7,025,000
   358,700       Mettler-Toledo International
                   Inc.*.......................       6,053,062
   170,400       Parker-Hannifin Corp. ........       4,941,600
   117,300       SPX Corp. (1).................       5,835,675
   200,700       United Technologies Corp. ....      14,563,294
                                                  -------------
                                                     65,851,306
                                                  -------------
INDUSTRIAL SERVICES/SUPPLIES--1.69%
   250,000       Avis Rent A Car Inc.*.........       3,921,875
   308,050       Tyco International Ltd........      17,096,775
                                                  -------------
                                                     21,018,650
                                                  -------------
INFORMATION & COMPUTER SERVICES--0.24%
    98,300       Valassis Communications
                   Inc.*.......................       2,930,569
                                                  -------------
LIFE INSURANCE--2.71%
   155,300       American General Corp. .......       9,978,025
   255,000       Conseco Inc. .................       7,044,375
   175,000       Protective Life Corp. ........       5,403,125
   200,000       Reliastar Financial Corp. ....       7,850,000
    53,500       SunAmerica Inc. ..............       3,313,656
                                                  -------------
                                                     33,589,181
                                                  -------------
LONG DISTANCE & PHONE COMPANIES--6.26%
   300,000       Bell Atlantic Corp. ..........      13,237,500
   300,300       BellSouth Corp. ..............      20,589,319
   100,000       Century Telephone Enterprises,
                   Inc. .......................       4,537,500
   300,000       GTE Corp. ....................      15,000,000
   400,000       SBC Communications, Inc. .....      15,200,000
   218,800       WorldCom, Inc.*...............       8,957,125
                                                  -------------
                                                     77,521,444
                                                  -------------
MEDIA--0.06%
    24,500       Young & Rubicam Inc.*.........         748,781
                                                  -------------
MEDICAL PROVIDERS--1.74%
   221,700       HEALTHSOUTH Corp.*............       4,198,444
   200,000       Lincare Holdings Inc.*........       6,787,500
   202,500       Tenet Healthcare Corp.*.......       5,227,031
   100,000       Wellpoint Health Networks
                   Inc.*.......................       5,337,500
                                                  -------------
                                                     21,550,475
                                                  -------------
MINING & METALS--0.58%
   118,200       Martin Marietta Materials
                   Inc. .......................       5,038,275
   152,900       Wyman Gordon Co.*.............       2,140,600
                                                  -------------
                                                      7,178,875
                                                  -------------

PAINEWEBBER GROWTH & INCOME FUND

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

COMMON STOCKS (CONTINUED)

MOTOR VEHICLES AND PARTS--2.40%
   197,800       Borg Warner Automotive
                   Inc. .......................   $   8,010,900
   288,500       Chrysler Corp. ...............      12,874,312
    84,700       Ford Motor Co. ...............       3,726,800
   125,000       Lear Corp.*...................       5,070,313
                                                  -------------
                                                     29,682,325
                                                  -------------
OIL REFINING--1.19%
    78,800       British Petroleum, Plc ADR
                   (1).........................       5,762,250
   200,000       Coastal Corp. ................       5,200,000
    98,000       K N Energy Inc. ..............       3,834,250
                                                  -------------
                                                     14,796,500
                                                  -------------
OIL SERVICES--1.27%
   150,000       Ensco International Inc. .....       1,575,000
    63,000       EVI Weatherford Inc.*.........         960,750
   250,000       Halliburton Co. ..............       6,640,625
   150,000       Schlumberger Ltd. ............       6,571,875
                                                  -------------
                                                     15,748,250
                                                  -------------
OTHER INSURANCE--5.12%
   279,600       ACE Ltd. .....................       8,108,400
   401,942       Allstate Corp. ...............      15,072,825
   127,500       Ambac Inc. ...................       6,016,406
   128,250       American International Group
                   Inc. .......................       9,915,328
    55,500       CIGNA Corp. ..................       3,229,406
   111,000       Everest Reinsurance Holdings
                   Inc. .......................       3,885,000
    73,900       Exel Ltd. Hamilton............       4,937,444
    73,900       Fremont General Corp. ........       3,159,225
    45,000       Loews Corp. ..................       3,796,875
   165,450       Old Republic International
                   Corp. ......................       3,691,603
    42,400       Orion Capital Corp. ..........       1,579,400
                                                  -------------
                                                     63,391,912
                                                  -------------
PUBLISHING--0.77%
   111,000       Meredith Corp. ...............       3,725,438
   200,000       New York Times Co., Class A...       5,800,000
                                                  -------------
                                                      9,525,438
                                                  -------------
RAILROADS--0.23%
    93,500       Trinity Industries Inc. ......       2,828,375
                                                  -------------
RESTAURANTS--0.73%
   300,000       Outback Steakhouse Inc.*......       9,018,750
                                                  -------------
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

SECURITIES & ASSET MANAGEMENT--1.33%
   150,000       Morgan Stanley Dean Witter &
                   Co. ........................   $   8,709,375
   175,600       Travelers Group Inc. .........       7,792,250
                                                  -------------
                                                     16,501,625
                                                  -------------
SEMICONDUCTOR--1.24%
   350,000       Applied Materials, Inc.*......       8,596,875
   170,000       Uniphase Corp.*...............       6,789,375
                                                  -------------
                                                     15,386,250
                                                  -------------
SPECIALTY RETAIL--4.63%
   199,500       99 Cents Only Stores*.........       7,007,438
   224,700       Claire's Stores Inc. .........       3,370,500
   274,168       Dollar General Corp. .........       7,368,265
   225,000       Home Depot Inc. ..............       8,662,500
   360,400       Office Depot Inc.*............       9,190,200
   234,000       Office Max Inc.*..............       2,457,000
   343,700       Staples, Inc.*................       9,322,862
   247,000       Williams Sonoma Inc.*.........       6,298,500
   160,000       Zale Corp.*...................       3,680,000
                                                  -------------
                                                     57,357,265
                                                  -------------
THRIFT--1.89%
   116,795       Ahmanson, H F & Co. ..........       6,226,633
   300,500       Dime Bancorp Inc. ............       5,709,500
   250,000       Greenpoint Financial Corp. ...       6,296,875
   127,500       Texas Industries Capital Trust
                   I...........................       5,163,750
                                                  -------------
                                                     23,396,758
                                                  -------------
TOBACCO--1.26%
   375,000       Philip Morris Companies
                   Inc. .......................      15,585,938
                                                  -------------
Total Common Stocks (cost--$1,043,907,192).....   1,094,336,849
                                                  -------------

PREFERRED STOCKS--1.00%
INDUSTRIAL PARTS--0.78%
   158,000       Federal Mogul Financing
                   Trust#......................       9,736,750
                                                  -------------
OIL REFINING--0.22%
    60,000       Tosco Financing Trust#........       2,692,500
                                                  -------------
Total Preferred Stocks (cost--$10,900,000).....      12,429,250
                                                  -------------

PAINEWEBBER GROWTH & INCOME FUND

  PRINCIPAL
   AMOUNT                                           MATURITY         INTEREST
    (000)                                             DATES            RATES            VALUE
-------------                                     -------------    -------------    -------------

CONVERTIBLE BONDS--2.18%
ELECTRIC UTILITIES--0.26%
  $  3,900       AES Corp. ....................        08/15/05            4.500%   $   3,159,000
                                                                                    -------------
FINANCIAL SERVICES--0.96%
       980       Bell Atlantic Financial
                   Services Inc................        04/01/03            5.750          984,900
    11,100       Bell Atlantic Financial
                   Services Inc.#..............        09/15/05            4.250       10,878,000
                                                                                    -------------
                                                                                       11,862,900
                                                                                    -------------
MEDICAL PROVIDERS--0.40%
     4,700       Omnicare, Inc.#...............        12/01/07            5.000        4,970,250
                                                                                    -------------
SPECIALTY RETAIL--0.56%
     4,000       Home Depot Inc. ..............        10/01/01            3.250        6,955,000
                                                                                    -------------
Total Convertible Bonds (cost--$24,680,000)....                                        26,947,150
                                                                                    -------------

REPURCHASE AGREEMENT--7.63%
    47,000       Repurchase agreement dated
                   08/31/98 with Salomon
                   Brothers, Inc.,
                   collateralized by
                   $44,692,000 U.S. Treasury
                   Notes, 6.625% due 04/30/02
                   (value--$47,960,773);
                   proceeds: $47,007,442.......        09/01/98            5.70         47,000,000
    47,529       Repurchase agreement dated
                   08/31/98 with Deutsche Bank,
                   collateralized by
                   $47,835,000 U.S. Treasury
                   Notes, 5.875% due 02/15/00
                   (value--$48,479,337);
                   proceeds: $47,536,552.......        09/01/98            5.72         47,529,000
                                                                                    --------------
Total Repurchase Agreements (cost--$94,529,000).................................        94,529,000
                                                                                    --------------

Total Investments (cost--$1,174,016,192)--99.15%................................     1,228,242,249
                                                                                        10,489,449
Other assets in excess of liabilities--0.85%....................................
                                                                                    --------------
Net Assets--100.00%.............................................................    $1,238,731,698
                                                                                    --------------
                                                                                    --------------

-------------

*   Non-Income producing security

(1)  Security, or portion thereof, was on loan at August 31, 1998.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR American Depositary Receipt

                 See accompanying notes to financial statements

PAINEWEBBER GROWTH FUND

PORTFOLIO OF INVESTMENTS                                         AUGUST 31, 1998

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
COMMON STOCKS--89.52%
AIRLINES--1.67%
       36,000    AMR Corp.*....................   $   1,962,000
       87,000    Alaska Air Group Inc.*........       3,387,563
                                                  -------------
                                                      5,349,563
                                                  -------------
APPAREL, RETAIL--0.53%
       76,000    TJX Companies, Inc. ..........       1,695,750
                                                  -------------
APPAREL, TEXTILES--0.43%
       50,000    Warnaco Group Inc., Class A...       1,359,375
                                                  -------------
BANKS--1.74%
       20,000    The Chase Manhattan Corp. ....       1,060,000
       35,000    Banc One Corp. ...............       1,343,125
       22,500    Fifth Third Bancorp...........       1,198,125
       37,500    Mellon Bank Corp. ............       1,950,000
                                                  -------------
                                                      5,551,250
                                                  -------------
CHEMICALS--1.13%
       60,000    Aptargroup Inc. ..............       1,695,000
       20,000    Carlisle Companies Inc. ......         765,000
       35,000    Valspar Corp. ................       1,163,750
                                                  -------------
                                                      3,623,750
                                                  -------------
COMPUTER HARDWARE--7.47%
       90,000    Cisco Systems Inc.*...........       7,368,750
       97,500    Compaq Computer Corp. ........       2,717,813
       84,000    Dell Computer Corp.*..........       8,400,000
      100,000    EMC Corp.*....................       4,537,500
      123,700    Maxtor Corp.*.................         842,706
                                                  -------------
                                                     23,866,769
                                                  -------------
COMPUTER SOFTWARE--6.19%
       65,000    Autodesk, Inc. ...............       1,519,375
       60,000    BMC Software Inc.*............       2,542,500
      100,000    Cadence Design Systems Inc.*
                   (1).........................       2,112,500
       40,000    Compuware Corp.*..............       1,817,500
       30,000    Microsoft Corp.*..............       2,876,250
       60,450    Network Associates Inc.*
                   (1).........................       1,949,512
      120,000    Peoplesoft Inc.* (1)..........       3,375,000
      109,000    Sterling Commerce Inc.*.......       3,597,000
                                                  -------------
                                                     19,789,637
                                                  -------------
CONSUMER DURABLES--0.70%
       30,000    HON Industries Inc. ..........         645,000
       70,000    Masco Corp. ..................       1,610,000
                                                  -------------
                                                      2,255,000
                                                  -------------

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

DEFENSE/AEROSPACE--0.53%
       45,000    Precision Castparts Corp. ....   $   1,695,938
                                                  -------------
DIVERSIFIED RETAIL--2.71%
       50,000    Dayton Hudson Corp. ..........       1,800,000
       30,000    Federated Department Stores,
                   Inc.*.......................       1,306,875
       80,000    Proffitts Inc.*...............       2,040,000
       60,000    Wal Mart Stores, Inc. ........       3,525,000
                                                  -------------
                                                      8,671,875
                                                  -------------
DRUGS & MEDICINE--5.39%
       45,000    Hoechst AG, ADR...............       1,780,312
       70,000    Pharmacyclics Inc.*...........       1,028,125
       40,000    Schering-Plough Corp. ........       3,440,000
       30,000    Warner Lambert Co. ...........       1,957,500
      200,000    Watson Pharmaceuticals,
                   Inc.*.......................       9,012,500
                                                  -------------
                                                     17,218,437
                                                  -------------
ELECTRICAL EQUIPMENT--1.66%
       45,000    Global Crossing Ltd.*.........         759,375
       30,000    Lucent Technologies Inc. .....       2,128,125
       50,000    SCI Systems Inc.*.............       1,146,875
       30,000    Tellabs, Inc.* (1)............       1,267,500
                                                  -------------
                                                      5,301,875
                                                  -------------
ENTERTAINMENT--5.99%
      100,000    Carnival Corp. ...............       2,887,500
      200,000    Cinar Films Inc.*.............       3,200,000
       83,334    N2K Inc.* (2).................         656,664
       90,000    Time Warner Inc. .............       7,233,750
      100,000    USA Networks, Inc.*...........       1,962,500
       65,000    Viacom, Inc., Class B*........       3,225,625
                                                  -------------
                                                     19,166,039
                                                  -------------
ENVIRONMENTAL SERVICES--1.05%
       98,100    Republic Services Inc.*.......       1,581,862
       40,000    Waste Management Inc.*........       1,765,000
                                                  -------------
                                                      3,346,862
                                                  -------------
FINANCIAL SERVICES--4.97%
       40,000    American Express Co. (1)......       3,120,000
       30,000    Associates First Capital
                   Corp. ......................       1,786,875
       61,000    CIT Group, Inc. ..............       1,563,125
       80,000    Federal Home Loan Mortgage
                   Corp. ......................       3,160,000
       50,000    Federal National Mortgage
                   Association.................       2,840,625
       70,000    MBNA Corp. ...................       1,645,000
       48,800    SLM Holding Corp. ............       1,750,700
                                                  -------------
                                                     15,866,325
                                                  -------------

PAINEWEBBER GROWTH FUND

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

COMMON STOCKS (CONTINUED)

FOOD RETAIL--2.32%
       25,000    Kroger Co.*...................   $   1,125,000
      160,000    Safeway Inc.*.................       6,300,000
                                                  -------------
                                                      7,425,000
                                                  -------------
FREIGHT, AIR, SEA & LAND--0.46%
       75,000    Airborne Freight Corp. .......       1,467,188
                                                  -------------
HOTELS--0.34%
      125,000    Extended Stay America Inc.*...       1,093,750
                                                  -------------
INDUSTRIAL PARTS--2.07%
       60,000    Illinois Tool Works, Inc. ....       2,906,250
       90,000    Mettler Toledo International
                   Inc.*.......................       1,518,750
       30,000    United Technologies Corp. ....       2,176,875
                                                  -------------
                                                      6,601,875
                                                  -------------
INDUSTRIAL SERVICES/SUPPLIES--3.84%
      200,000    Career Blazers Inc.* (2)......       1,300,000
      100,500    Cendant Corp.*................       1,162,031
       45,000    Ingersoll Rand Co. ...........       1,800,000
      150,000    Republic Industries Inc.*.....       2,653,125
       96,266    Tyco International Ltd. (1)...       5,342,763
                                                  -------------
                                                     12,257,919
                                                  -------------
INFORMATION & COMPUTER SERVICES--5.19%
       25,000    America Online Inc.*..........       2,050,000
      180,000    HBO & Co. ....................       3,825,000
      130,000    Keane Inc.*...................       5,460,000
      100,000    Paychex, Inc. ................       3,800,000
       48,800    Valassis Communications
                   Inc.*.......................       1,454,850
                                                  -------------
                                                     16,589,850
                                                  -------------
LIFE INSURANCE--1.37%
       30,000    American General Corp. .......       1,927,500
       44,000    Conseco Inc. .................       1,215,500
       20,000    SunAmerica Inc. ..............       1,238,750
                                                  -------------
                                                      4,381,750
                                                  -------------
LONG DISTANCE & PHONE COMPANIES--3.73%
      108,445    AT&T Corp. ...................       5,557,806
      155,000    WorldCom Inc.* (1)............       6,345,313
                                                  -------------
                                                     11,903,119
                                                  -------------
MEDIA--10.30%
      112,500    Capstar Broadcasting Corp.*...       1,905,469
       27,000    Chancellor Media Corp.*.......         963,563
      152,000    Clear Channel
                   Communications*.............       6,840,000
       80,000    Comcast Corp., Class A........       3,000,000
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

MEDIA (CONCLUDED)

      120,000    Liberty Media Group*..........   $   3,915,000
      125,000    News Corp. Ltd., ADR..........       2,625,000
       40,000    Omnicom Group Inc. ...........       1,905,000
      281,250    Outdoor Systems Inc.* (1).....       6,539,062
      122,715    Tele-Communications, Inc.
                   Class A*....................       4,049,595
       38,000    Young & Rubicam Inc.*.........       1,161,375
                                                  -------------
                                                     32,904,064
                                                  -------------
MEDICAL PRODUCTS--0.95%
       50,000    Guidant Corp. ................       3,050,000
                                                  -------------
MEDICAL PROVIDERS--0.85%
       80,000    Service Corp. International
                   (1).........................       2,710,000
                                                  -------------
MOTOR VEHICLES--0.32%
       25,000    Lear Corp.*...................       1,014,063
                                                  -------------
OTHER INSURANCE--2.18%
       60,000    Allstate Corp. ...............       2,250,000
       38,250    American International Group
                   Inc. .......................       2,957,203
       50,000    Everest Reinsurance Holdings
                   Inc. .......................       1,750,000
                                                  -------------
                                                      6,957,203
                                                  -------------
PUBLISHING--0.88%
       30,000    Gannett Inc. .................       1,770,000
       75,000    Getty Images Inc.* (1)........       1,040,625
                                                  -------------
                                                      2,810,625
                                                  -------------
SECURITIES & ASSET MANAGEMENT--2.31%
       50,000    Franklin Resources Inc. (1)...       1,612,500
       25,000    Morgan Stanley Dean Witter &
                   Co. ........................       1,451,562
       97,500    Travelers Group Inc. .........       4,320,469
                                                  -------------
                                                      7,384,531
                                                  -------------
SEMICONDUCTOR--0.87%
       80,000    Applied Materials, Inc.*......       1,965,000
       20,000    Uniphase Corp.*...............         800,000
                                                  -------------
                                                      2,765,000
                                                  -------------
SPECIALTY RETAIL--8.38%
       50,000    99 Cents Only Stores*.........       1,756,250
       55,000    Barnes & Noble Inc.*..........       1,478,125
       60,000    Borders Group Inc.*...........       1,121,250
       30,000    CDW Computer Centers Inc.*....       1,155,000
       80,000    Costco Companies, Inc.*.......       3,765,000
      125,000    General Nutrition Companies,
                   Inc.* (1)...................       1,664,062
      150,000    Home Depot Inc. (1)...........       5,775,000
       50,000    Lowe's Companies Inc. ........       1,753,125

PAINEWEBBER GROWTH FUND

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

COMMON STOCKS (CONCLUDED)
SPECIALTY RETAIL (CONCLUDED)

       35,000    Office Depot Inc.* (1)........   $     892,500
      195,000    Staples, Inc.* (1)............       5,289,375
       55,000    Walgreen Co. .................       2,117,500
                                                  -------------
                                                     26,767,187
                                                  -------------
THRIFTS--1.00%
       75,000    Dime Bancorp Inc. ............       1,425,000
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

THRIFTS (CONCLUDED)

       70,000    Greenpoint Financial Corp. ...   $   1,763,125
                                                  -------------
                                                      3,188,125
                                                  -------------
Total Common Stocks (cost--$213,099,005).......     286,029,694
                                                  -------------

  PRINCIPAL                                         MATURITY         INTEREST
AMOUNT (000)                                          DATES            RATES            VALUE
-------------                                     -------------    -------------    -------------
REPURCHASE AGREEMENTS--9.84%
  $ 15,000       Repurchase Agreement dated
                   08/31/98 with Deutsche Bank,
                   collateralized by
                   $15,070,000 U.S. Treasury
                   Notes, 5.625% due 11/30/98
                   (value--$15,299,968)
                   proceeds: $15,002,383.......        09/01/98           5.720%       15,000,000
    16,426       Repurchase Agreement dated
                   08/31/98 with Dresdner Bank
                   AG, collateralized by
                   $16,436,000 U.S. Treasury
                   Notes, 4.750% due 09/30/98
                   (value--$16,754,530)
                   proceeds: $16,428,610.......        09/01/98           5.720        16,426,000
                                                                                    -------------
Total Repurchase Agreements
  (cost--$31,426,000)..........................                                        31,426,000
                                                                                    -------------
Total Investments
  (cost--$244,525,005)--99.36%.................                                       317,455,694
Other assets in excess of liabilities--0.64%...                                         2,044,335
                                                                                    -------------
Net Assets--100.00%............................                                     $ 319,500,029
                                                                                    -------------
                                                                                    -------------

-----------------

*    Non-income producing security

ADR  American Depositary Receipts

(1)  Security, or portion thereof, was on loan at August 31, 1998.

(2)  Illiquid securities representing 0.61% of net assets.

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENTS OF ASSETS AND LIABILITIES                             AUGUST 31, 1998

                                               GROWTH
                                              & INCOME            GROWTH
                                                FUND               FUND
                                           ---------------    ---------------
ASSETS
Investments in securities, at value
  (cost--$1,174,016,192 and
  $244,525,005, respectively)...........   $ 1,228,242,249    $   317,455,694
Investments of Cash Collateral Received
  for Securities Loaned, at value
  (cost--$40,850,900 for Growth Fund)...         --                40,850,900
Receivable for investments sold.........         9,929,303          3,028,204
Receivable for shares of beneficial
  interest sold.........................         2,711,233            108,072
Dividends and interest receivable.......         1,668,252            121,703
Deferred organizational expenses........         --                     5,854
Other assets............................            78,558            122,471
                                           ---------------    ---------------
Total assets............................     1,242,629,595        361,692,898
                                           ---------------    ---------------
LIABILITIES
Payable for investments purchased.......           534,281            241,911
Collateral for securities loaned........         --                40,850,900
Payable to affiliates...................         1,482,253            380,950
Payable for shares of beneficial
  interest repurchased..................         1,589,687            409,494
Accrued expenses and other
  liabilities...........................           291,676            309,614
                                           ---------------    ---------------
Total liabilities.......................         3,897,897         42,192,869
                                           ---------------    ---------------
NET ASSETS
Beneficial interest--$0.001 par value
  (unlimited amount authorized).........     1,086,043,023        211,322,745
Undistributed net investment income.....           442,229          --
Accumulated net realized gains from
  investment transactions and options...        98,020,389         35,246,595
Net unrealized appreciation of
  investments...........................        54,226,057         72,930,689
                                           ---------------    ---------------
Net assets..............................   $ 1,238,731,698    $   319,500,029
                                           ---------------    ---------------
                                           ---------------    ---------------
CLASS A:
Net assets..............................   $   670,606,010    $   202,253,046
                                           ---------------    ---------------
Shares outstanding......................        24,909,061         10,071,283
                                           ---------------    ---------------
Net asset value and redemption value per
  share.................................            $26.92             $20.08
                                           ---------------    ---------------
                                           ---------------    ---------------
Maximum offering price per share (net
  asset value plus sales charge of 4.50%
  of offering price)....................            $28.19             $21.03
                                           ---------------    ---------------
                                           ---------------    ---------------
CLASS B:
Net assets..............................   $   353,149,612    $    74,093,515
                                           ---------------    ---------------
Shares outstanding......................        13,190,602          4,017,107
                                           ---------------    ---------------
Net asset value and offering price per
  share.................................            $26.77             $18.44
                                           ---------------    ---------------
                                           ---------------    ---------------
CLASS C:
Net assets..............................   $   149,458,040    $    21,713,840
                                           ---------------    ---------------
Shares outstanding......................         5,573,361          1,164,470
                                           ---------------    ---------------
Net asset value and offering price per
  share.................................            $26.82             $18.65
                                           ---------------    ---------------
                                           ---------------    ---------------
CLASS Y:
Net assets..............................   $    65,518,036    $    21,439,628
                                           ---------------    ---------------
Shares outstanding......................         2,433,907          1,037,151
                                           ---------------    ---------------
Net asset value, offering price and
  redemption value per share............            $26.92             $20.67
                                           ---------------    ---------------
                                           ---------------    ---------------

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENTS OF OPERATIONS                      FOR THE YEAR ENDED AUGUST 31, 1998

                                              GROWTH
                                           & INCOME FUND     GROWTH FUND
                                           -------------    -------------
INVESTMENT INCOME:
Dividends (net of foreign withholding
  tax)..................................   $ 14,661,124     $   1,314,365
Interest................................      7,832,309         1,733,781
                                           -------------    -------------
                                             22,493,433         3,048,146
                                           -------------    -------------

EXPENSES:
Investment advisory and
  administration........................      8,823,952         2,858,153
Service fees -- Class A.................      1,500,561           527,772
Service and distribution fees -- Class
  B.....................................      4,063,846         1,023,937
Service and distribution fees -- Class
  C.....................................      1,378,915           261,217
Transfer agency and service fees........        705,143           302,871
Custody and accounting..................        756,339           234,320
Reports and notices to shareholders.....        212,480            72,358
Legal and audit.........................         82,018            85,526
Federal and state registration..........         99,697            72,639
Amortization of organizational
  expenses..............................        --                 34,482
Trustees' fees..........................         13,500            13,500
Other expenses..........................         11,649            11,145
                                           -------------    -------------
                                             17,648,100         5,497,920
                                           -------------    -------------
Net investment income (loss)............      4,845,333        (2,449,774)
                                           -------------    -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT TRANSACTIONS:
Net realized gains from:
    Investment transactions.............    109,059,945        55,757,294
    Options written.....................        103,796          --
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................   (198,547,739)      (37,036,941)
                                           -------------    -------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) FROM INVESTMENT
  TRANSACTIONS..........................    (89,383,998)       18,720,353
                                           -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............   $(84,538,665)    $  16,270,579
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

PAINEWEBBER GROWTH & INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                   FOR THE YEARS
                                                  ENDED AUGUST 31,
                                           ------------------------------
                                               1998             1997
                                           -------------    -------------
FROM OPERATIONS:
Net investment income...................   $   4,845,333    $   3,826,898
Net realized gains from investment and
  options transactions..................     109,163,741       91,716,177
Net change in unrealized
  appreciation/depreciation of
  investments and options...............    (198,547,739)     169,641,210
                                           -------------    -------------
Net increase (decrease) in net assets
  resulting from operations.............     (84,538,665)     265,184,285
                                           -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income -- Class A........      (4,317,455)      (3,008,034)
Net investment income -- Class B........        --               (590,718)
Net investment income -- Class C........         (62,373)        (144,038)
Net investment income -- Class Y........        (565,972)        (369,653)
Net realized gain from investment
  transactions -- Class A...............     (42,191,521)     (34,230,420)
Net realized gain from investment
  transactions -- Class B...............     (32,083,048)     (34,198,889)
Net realized gain from investment
  transactions -- Class C...............      (8,161,061)      (5,668,031)
Net realized gain from investment
  transactions -- Class Y...............      (4,314,878)      (3,062,641)
                                           -------------    -------------
Total dividends and distributions to
  shareholders..........................     (91,696,308)     (81,272,424)
                                           -------------    -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....     784,608,161      213,997,367
Cost of shares repurchased..............    (405,755,914)    (143,307,215)
Proceeds from dividends reinvested......      85,907,754       75,746,185
                                           -------------    -------------
Net increase in net assets from
  beneficial interest transactions......     464,760,001      146,436,337
                                           -------------    -------------
Net increase in net assets..............     288,525,028      330,348,198

NET ASSETS:
Beginning of year.......................     950,206,670      619,858,472
                                           -------------    -------------
End of year (including undistributed net
  investment income of $442,229 and
  $567,948, respectively)...............   $1,238,731,698   $ 950,206,670
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

PAINEWEBBER GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                   FOR THE YEARS
                                                  ENDED AUGUST 31,
                                           ------------------------------
                                               1998             1997
                                           -------------    -------------
FROM OPERATIONS:
Net investment loss.....................   $  (2,449,774)   $  (2,480,387)
Net realized gains from investment
  transactions..........................      55,757,294       77,089,105
Net change in unrealized
  appreciation/depreciation of
  investments...........................     (37,036,941)     (18,680,184)
                                           -------------    -------------
Net increase in net assets resulting
  from operations.......................      16,270,579       55,928,534
                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investment
  transactions -- Class A...............     (52,257,695)     (17,185,494)
Net realized gain from investment
  transactions -- Class B...............     (28,007,650)     (12,089,644)
Net realized gain from investment
  transactions -- Class C...............      (6,619,090)      (2,625,574)
Net realized gain from investment
  transactions -- Class Y...............      (4,929,080)      (1,819,441)
                                           -------------    -------------
Total distributions to shareholders.....     (91,813,515)     (33,720,153)
                                           -------------    -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from sale of shares........      49,298,324       41,330,087
Cost of shares repurchased..............    (102,850,579)    (128,802,696)
Proceeds from dividends reinvested......      86,299,182       31,795,483
                                           -------------    -------------
Net increase (decrease) in net assets
  from beneficial interest
  transactions..........................      32,746,927      (55,677,126)
                                           -------------    -------------
Net decrease in net assets..............     (42,796,009)     (33,468,745)

NET ASSETS:
Beginning of year.......................     362,296,038      395,764,783
                                           -------------    -------------
End of year.............................   $ 319,500,029    $ 362,296,038
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber Growth & Income Fund ("Growth & Income Fund") and PaineWebber Growth Fund ("Growth Fund") (collectively, the "Funds") are diversified series of PaineWebber America Fund and PaineWebber Olympus Fund (the "Trusts"), respectively. The two Trusts were organized under separate Declarations of Trust and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as diversified open-end investment companies.

  Currently, each Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser, administrator and distributor of the Funds. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgment of Mitchell Hutchins. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by, or under the direction of, each Trust's board of trustees. The amortized cost method of valuation is used to value short-term debt securities with sixty days or less remaining to maturity, unless each Trust's board of trustees determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--Each Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

  OPTION WRITING--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

WRITTEN OPTION ACTIVITY

  Transactions in options written for the year ended August 31, 1998 were as follows:

                                                                                                  GROWTH & INCOME FUND
                                                                                      --------------------------------------------
                                                                                       NUMBER OF                         REALIZED
                                                                                        OPTIONS    PREMIUMS     COST       GAINS
                                                                                      -----------  ---------  ---------  ---------
Options outstanding at August 31, 1997..............................................      --          --         --         --
Options written.....................................................................       1,870   $ 719,581     --         --
Options terminated in closing purchase transactions.................................        (850)   (435,721) $ 331,925  $ 103,796
Options expired.....................................................................      --          --         --         --
Options exercised...................................................................      (1,020)   (283,860)    --         --
                                                                                           -----   ---------  ---------  ---------
Options outstanding at August 31, 1998..............................................           0   $       0  $ 331,925  $ 103,796
                                                                                           -----   ---------  ---------  ---------
                                                                                           -----   ---------  ---------  ---------

There were no options written for the Growth Fund during the year ended August 31, 1998.

NOTES TO FINANCIAL STATEMENTS

INVESTMENT ADVISER AND ADMINISTRATOR

  Each Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contracts, Growth & Income Fund and Growth Fund pay Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.70% and 0.75%, respectively, of each Funds' average daily net assets. At August 31, 1998, Growth & Income Fund and Growth Fund owed Mitchell Hutchins $839,391 and $238,250, respectively, in investment advisory and administration fees.

  For the year ended August 31, 1998, Growth & Income Fund and Growth Fund paid $51,462 and $43,380, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of the Funds.

DISTRIBUTION PLANS

  Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Funds pay Mitchell Hutchins monthly service fees at the annual rate of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares. At August 31, 1998, Growth & Income Fund and Growth Fund owed Mitchell Hutchins $634,575 and $141,584, respectively, in service and distribution fees.

  Mitchell Hutchins also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares, Mitchell Hutchins has informed each Fund that for the year ended August 31, 1998, it earned $3,836,061 and $209,702 in sales charges for the Growth & Income Fund and Growth Fund, respectively.

SECURITY LENDING

  Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund's lending agent is PaineWebber, who received $57,530 and $82,147 for Growth & Income Fund and Growth Fund, respectively, in compensation from the Funds in that capacity for the year ended August 31, 1998. At August 31, 1998, Growth & Income Fund and Growth Fund owed PaineWebber $8,287 and $1,116, respectively, in compensation.

  At August 31, 1998, the Growth & Income Fund held U.S. Government Securities having an aggregate value of $21,292,665 as collateral for portfolio securities loaned having a market value of $19,847,900.

NOTES TO FINANCIAL STATEMENTS

  At August 31, 1998, the Growth Fund held cash and/or cash equivalents (invested as listed below) having an aggregate value of $40,850,900 as collateral for portfolio securities loaned having a market value of $35,568,919.

 NUMBER OF
  SHARES/
 PRINCIPAL                                                                                                              MARKET
  AMOUNT                                                                                                                 VALUE
-----------                                                                                                           -----------
GROWTH FUND
    502,187  TempFund Portfolio.....................................................................................  $   502,187
  8,348,713  Liquid Assets Portfolio................................................................................    8,348,713
$15,000,000  Repurchase Agreement with Dresdner Bank, AG dated 08/31/98, 5.730% due 09/01/98 (collateralized by
               $12,831,000 U.S. Treasury Bonds, 6.875% due 08/15/25, value $15,300,968).............................   15,000,000
$17,000,000  Repurchase Agreement with Dresdner Bank, AG dated 08/31/98, 5.750% due 09/01/98 (collateralized by
               $10,558,000 U.S. Treasury Bonds, 11.250% due 02/15/15, value $17,341,515)............................   17,000,000
                                                                                                                      -----------
Total Investments of Cash Collateral Received for Securities Loaned (cost--$40,850,900).............................  $40,850,900
                                                                                                                      -----------
                                                                                                                      -----------

BANK LINE OF CREDIT

  Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of each Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 1998, the Funds did not borrow under the Facility.

TRANSFER AGENCY SERVICE FEES

  PaineWebber provides transfer agency related services to the Funds pursuant to a delegation of authority from PFPC, Inc., the Funds transfer agent, and is compensated for these services by PFPC, Inc., not the Funds. For the year ended August 31, 1998, PaineWebber received approximately 57% and 56% of the total transfer agency service fees collected by PFPC, Inc. from Growth & Income Fund and Growth Fund, respectively.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at August 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At August 31, 1998, the components of net unrealized appreciation of investments were as follows:

                                                                                           GROWTH &
                                                                                          INCOME FUND   GROWTH FUND
                                                                                         -------------  ------------
Gross appreciation (investments having an excess of value over cost)...................  $ 187,584,456  $ 93,228,085
Gross depreciation (investments having an excess of cost over value)...................   (133,358,399)  (20,297,396)
                                                                                         -------------  ------------
Net unrealized appreciation of investments.............................................  $  54,226,057  $ 72,930,689
                                                                                         -------------  ------------
                                                                                         -------------  ------------

NOTES TO FINANCIAL STATEMENTS

  For the year ended August 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                                          GROWTH &
                                                                                        INCOME FUND     GROWTH FUND
                                                                                       --------------  -------------
Purchases............................................................................  $1,033,176,174  $ 182,363,675
Sales................................................................................  $  688,101,919  $ 244,563,152

FEDERAL TAX STATUS

  Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund intends not to be subject to any federal excise tax.

  To reflect reclassifications for the Growth and Income Fund arising from permanent "book/tax" differences for the year ended August 31, 1998, undistributed net investment income was decreased by $25,252, accumulated net realized gains from investment transactions were increased by $25,175, and beneficial interest was increased by $77.

  To reflect reclassifications for the Growth Fund arising from permanent "book/tax" differences for the year ended August 31, 1998, undistributed net investment income was increased by $2,449,774, accumulated net realized gains from investment transactions were decreased by $2,198,030 and beneficial interest was reduced by $251,744.

NOTES TO FINANCIAL STATEMENTS

BENEFICIAL INTEREST

  There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                 CLASS A                   CLASS B                   CLASS C                   CLASS Y
                         ------------------------  ------------------------  ------------------------  ------------------------
                           SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
GROWTH & INCOME FUND
YEAR ENDED AUGUST 31,
  1998:
Shares sold............. 12,026,995  $384,579,894   7,040,942  $219,400,226   3,720,225  $116,019,841   2,051,111  $ 64,608,200
Shares repurchased...... (8,401,975) (271,585,856) (1,741,560)  (55,665,850) (1,191,640)  (37,412,993) (1,306,458)  (41,091,215)
Shares converted from
  Class B to Class A....  5,402,974   170,099,068  (5,473,938) (170,099,068)     --           --           --           --
Dividends reinvested....  1,444,371    43,459,036     991,533    29,715,205     262,925     7,880,006     161,288     4,853,507
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase............ 10,472,365  $326,552,142     816,977  $ 23,350,513   2,791,510  $ 86,486,854     905,941  $ 28,370,492
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

YEAR ENDED AUGUST 31,
  1997:
Shares sold.............  2,307,087  $ 63,242,666   2,807,435  $ 76,060,602   1,388,741  $ 37,797,944   1,382,504  $ 36,896,155
Shares repurchased...... (1,745,153)  (47,397,276) (2,056,896)  (54,631,207)   (603,592)  (16,266,546)   (935,476)  (25,012,186)
Shares converted from
  Class B to Class A....  1,132,783    32,163,441  (1,136,920)  (32,163,441)     --           --           --           --
Dividends reinvested....  1,407,846    34,708,280   1,311,787    32,133,297     223,078     5,482,050     138,659     3,422,558
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase............  3,102,563  $ 82,717,111     925,406  $ 21,399,251   1,008,227  $ 27,013,448     585,687  $ 15,306,527
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

GROWTH FUND
YEAR ENDED AUGUST 31,
  1998:
Shares sold.............    250,025  $  6,168,232     293,191  $  6,570,230     932,368  $ 22,361,890     564,489  $ 14,197,972
Shares repurchased...... (1,634,676)  (40,028,657) (1,037,642)  (23,385,942) (1,095,911)  (25,896,378)   (531,157)  (13,539,602)
Shares converted from
  Class B to Class A....  1,252,439    30,472,358  (1,350,669)  (30,472,358)     --           --           --           --
Dividends reinvested....  2,428,222    49,098,643   1,398,245    26,119,234     325,859     6,152,224     237,204     4,929,081
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase
  (decrease)............  2,296,010  $ 45,710,576    (696,875) $(21,168,836)    162,316  $  2,617,736     270,536  $  5,587,451
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

YEAR ENDED AUGUST 31,
  1997:
Shares sold.............    284,051  $  7,129,522     230,498  $  5,496,399     729,264  $ 17,622,338     440,829  $ 11,081,828
Shares repurchased...... (2,091,384)  (51,703,276) (1,484,421)  (34,935,483) (1,110,236)  (26,634,743)   (614,496)  (15,529,194)
Shares converted from
  Class B to Class A....    535,032    13,178,357    (563,869)  (13,178,357)     --           --           --           --
Dividends reinvested....    679,736    16,198,119     499,211    11,302,141     108,492     2,475,783      74,998     1,819,440
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net decrease............   (592,565) $(15,197,278) (1,318,581) $(31,315,300)   (272,480) $ (6,536,622)    (98,669) $ (2,627,926)
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------

PAINEWEBBER GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                         CLASS A
                                                 --------------------------------------------------------
                                                    1998        1997      1996           1995      1994
                                                 ----------   --------  --------       --------  --------
Net asset value, beginning of year............   $    30.60   $  24.35  $  22.52       $  20.43  $  20.86
                                                 ----------   --------  --------       --------  --------
Net investment income.........................         0.19       0.23      0.22           0.24      0.28
Net realized and unrealized gains (losses)
  from investments and options................        (0.99)      9.29      3.46           3.18     (0.41)
                                                 ----------   --------  --------       --------  --------
Total increase (decrease) from investment
  operations..................................        (0.80)      9.52      3.68           3.42     (0.13)
                                                 ----------   --------  --------       --------  --------
Dividends from net investment income..........        (0.21)     (0.25)    (0.34)         (0.12)    (0.27)
Distributions from net realized gain from
  investment transactions.....................        (2.67)     (3.02)    (1.51)         (1.21)    (0.03)
                                                 ----------   --------  --------       --------  --------
Total dividends and distributions to
  shareholders................................        (2.88)     (3.27)    (1.85)         (1.33)    (0.30)
                                                 ----------   --------  --------       --------  --------
Net asset value, end of year..................   $    26.92   $  30.60  $  24.35       $  22.52  $  20.43
                                                 ----------   --------  --------       --------  --------
                                                 ----------   --------  --------       --------  --------
Total investment return (1)...................        (3.51)%    42.42%    17.40%         18.30%    (0.58)%
                                                 ----------   --------  --------       --------  --------
                                                 ----------   --------  --------       --------  --------
Ratios/Supplemental data:
Net assets, end of year (000's)...............   $  670,606   $441,699  $276,016       $187,057  $222,432
Expenses to average net assets................         1.07%      1.15%     1.20%(2)       1.19%     1.20%
Net investment income (loss) to average net
  assets......................................         0.71%      0.88%     0.98%(2)       1.07%     1.29%
Portfolio turnover rate.......................           62%        70%      112%           111%       94%

________________________________________________________________________________
-----------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results for each class would be lower if sales charges were included.
(2)  These ratios include non-recurring acquisition expenses of 0.04%.

                                                                             CLASS B
                                                 ---------------------------------------------------------------
                                                    1998        1997          1996             1995       1994
                                                 ----------   --------    ------------       --------   --------
Net asset value, beginning of year............   $    30.46   $  24.26    $      22.37       $  20.37   $  20.78
                                                 ----------   --------    ------------       --------   --------
Net investment income.........................        (0.02)      0.04            0.04           0.06       0.10
Net realized and unrealized gains (losses)
  from investments and options................        (1.02)      9.23            3.45           3.18      (0.37)
                                                 ----------   --------    ------------       --------   --------
Total increase (decrease) from investment
  operations..................................        (1.04)      9.27            3.49           3.24      (0.27)
                                                 ----------   --------    ------------       --------   --------
Dividends from net investment income..........       --          (0.05)          (0.09)         (0.03)     (0.11)
Distributions from net realized gain from
  investment transactions.....................        (2.65)     (3.02)          (1.51)         (1.21)     (0.03)
                                                 ----------   --------    ------------       --------   --------
Total dividends and distributions to
  shareholders................................        (2.65)     (3.07)          (1.60)         (1.24)     (0.14)
                                                 ----------   --------    ------------       --------   --------
Net asset value, end of year..................   $    26.77   $  30.46    $      24.26       $  22.37   $  20.37
                                                 ----------   --------    ------------       --------   --------
                                                 ----------   --------    ------------       --------   --------
Total investment return (1)...................        (4.28)%    41.33%          16.49%         17.38%     (1.31)%
                                                 ----------   --------    ------------       --------   --------
                                                 ----------   --------    ------------       --------   --------
Ratios/Supplemental data:
Net assets, end of year (000's)...............   $  353,150   $376,840    $    277,753       $247,543   $289,290
Expenses to average net assets................         1.87%      1.93%           1.99%(2)       1.97%      1.97%
Net investment income (loss) to average net
  assets......................................        (0.08)%     0.11%           0.17%(2)       0.29%      0.51%
Portfolio turnover rate.......................           62%        70%           %112            111%        94%

                                                                        CLASS C
                                                -------------------------------------------------------
                                                    1998         1997     1996          1995     1994
                                                -------------   -------  -------      --------  -------
Net asset value, beginning of year............     $    30.53   $ 24.33  $ 22.43      $  20.42  $ 20.83
                                                -------------   -------  -------      --------  -------
Net investment income.........................           0.01      0.05     0.05          0.06     0.11
Net realized and unrealized gains (losses)
  from investments and options................          (1.03)     9.24     3.46          3.19    (0.38)
                                                -------------   -------  -------      --------  -------
Total increase (decrease) from investment
  operations..................................          (1.02)     9.29     3.51          3.25    (0.27)
                                                -------------   -------  -------      --------  -------
Dividends from net investment income..........          (0.02)    (0.07)   (0.10)        (0.03)   (0.11)
Distributions from net realized gain from
  investment transactions.....................          (2.67)    (3.02)   (1.51)        (1.21)   (0.03)
                                                -------------   -------  -------      --------  -------
Total dividends and distributions to
  shareholders................................          (2.69)    (3.09)   (1.61)        (1.24)   (0.14)
                                                -------------   -------  -------      --------  -------
Net asset value, end of year..................     $    26.82   $ 30.53  $ 24.33      $  22.43  $ 20.42
                                                -------------   -------  -------      --------  -------
                                                -------------   -------  -------      --------  -------
Total investment return (1)...................          (4.23)%   41.30%   16.52%        17.37%   (1.29)%
                                                -------------   -------  -------      --------  -------
                                                -------------   -------  -------      --------  -------
Ratios/Supplemental data:
Net assets, end of year (000's)...............     $  149,458   $84,922  $43,148      $ 30,468  $37,287
Expenses to average net assets................           1.85%     1.92%    1.99%(2)      1.98%    1.94%
Net investment income (loss) to average net
  assets......................................          (0.07)%    0.10%    0.18%(2)      0.28%    0.54%
Portfolio turnover rate.......................             62%       70%     112%          111%      94%

________________________________________________________________________________
-----------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results for each class would be lower if sales charges were included.
(2)  These ratios include non-recurring acquisition expenses of 0.04%.

PAINEWEBBER GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                           CLASS Y
                                                    ------------------------------------------------------
                                                                FOR THE YEARS ENDED AUGUST 31,
                                                    ------------------------------------------------------
                                                      1998        1997      1996          1995      1994
                                                    ---------   --------  --------      --------  --------
Net asset value, beginning of year................  $   30.59   $  24.35  $  22.54      $  20.42  $  20.86
                                                    ---------   --------  --------      --------  --------
Net investment income.............................       0.30       0.32      0.30          0.30      0.33
Net realized and unrealized gains (losses) from
 investments and options..........................      (1.02)      9.26      3.45          3.18     (0.40)
                                                    ---------   --------  --------      --------  --------
Total increase (decrease) from investment
 operations.......................................      (0.72)      9.58      3.75          3.48     (0.07)
                                                    ---------   --------  --------      --------  --------
Dividends from net investment income..............      (0.28)     (0.32)    (0.43)        (0.15)    (0.34)
Distributions from net realized gain from
 investment transactions..........................      (2.67)     (3.02)    (1.51)        (1.21)    (0.03)
                                                    ---------   --------  --------      --------  --------
Total dividends and distributions to
 shareholders.....................................      (2.95)     (3.34)    (1.94)        (1.36)    (0.37)
                                                    ---------   --------  --------      --------  --------
Net asset value, end of year......................  $   26.92   $  30.59  $  24.35      $  22.54  $  20.42
                                                    ---------   --------  --------      --------  --------
                                                    ---------   --------  --------      --------  --------
Total investment return (1).......................      (3.24)%    42.74%    17.77%        18.66%    (0.31)%
                                                    ---------   --------  --------      --------  --------
                                                    ---------   --------  --------      --------  --------
Ratios/Supplemental data:
Net assets, end of year (000's)...................  $  65,518   $ 46,745  $ 22,942      $ 14,680  $ 14,690
Expenses to average net assets....................       0.80%      0.88%     0.92%(2)      0.89%     0.90%
Net investment income to average net assets.......       0.99%      1.14%     1.26%(2)      1.39%     1.60%
Portfolio turnover rate...........................         62%        70%      112%          111%       94%

-----------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.

(2) These ratios include non-recurring acquisition expenses of 0.04%.

                     (This Page Intentionally Left Blank.)

PAINEWEBBER GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a beneficial interest outstanding throughout each year is presented below:

                                                                            CLASS A
                                              --------------------------------------------------------------------
                                                                 FOR THE YEARS ENDED AUGUST 31,
                                              --------------------------------------------------------------------
                                                 1998         1997         1996             1995           1994
                                              ----------    ---------    ---------        ---------      ---------
Net asset value, beginning of year......        $  25.94    $   24.37    $   22.27        $   20.04      $   20.60
                                              ----------    ---------    ---------        ---------      ---------
Net investment income (loss)............           (0.09)       (0.08)+      (0.12)            0.01             --
Net realized and unrealized gains from
  investments...........................            1.01         3.76+        4.06             2.25           0.51
                                              ----------    ---------    ---------        ---------      ---------
Total increase from investment
  operations............................            0.92         3.68         3.94             2.26           0.51
                                              ----------    ---------    ---------        ---------      ---------
Distributions from net realized gain
  from investment transactions..........           (6.78)       (2.11)       (1.84)           (0.03)         (1.07)
                                              ----------    ---------    ---------        ---------      ---------
Net asset value, end of year............        $  20.08    $   25.94    $   24.37        $   22.27      $   20.04
                                              ----------    ---------    ---------        ---------      ---------
                                              ----------    ---------    ---------        ---------      ---------
Total investment return (1).............            3.37%       15.85%       18.43%           11.28%          2.33%
                                              ----------    ---------    ---------        ---------      ---------
                                              ----------    ---------    ---------        ---------      ---------
Ratios/Supplemental data:
Net assets, end of year (000's).........        $202,253    $ 201,725    $ 203,882        $ 183,958      $ 141,342
Expenses to average net assets..........            1.19%        1.27%        1.28%            1.28%(2)       1.21%
Net investment income (loss) to average
  net assets............................           (0.39)%      (0.32)%      (0.49)%           0.19%(2)       0.06%
Portfolio turnover......................              52%          86%          60%              36%            24%

-----------------

 +   Calculated using the average shares outstanding for the year
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges: results for each class would be lower if sales charges were included.
(2)  These ratios include non-recurring acquisition expenses of 0.06%.

                                                                         CLASS B
                                              --------------------------------------------------------------
                                                              FOR THE YEARS ENDED AUGUST 31,
                                              --------------------------------------------------------------
                                                 1998          1997        1996          1995         1994
                                              ----------     --------    --------       -------      -------
Net asset value, beginning of year......        $  24.51     $  23.30    $  21.53       $ 19.53      $ 20.25
                                              ----------     --------    --------       -------      -------
Net investment income (loss)............           (0.30)       (0.26)+     (0.39)        (0.02)       (0.06)
Net realized and unrealized gains from
  investments...........................            1.01         3.58+       4.00          2.05         0.41
                                              ----------     --------    --------       -------      -------
Total increase from investment
  operations............................            0.71         3.32        3.61          2.03         0.35
                                              ----------     --------    --------       -------      -------
Distributions from net realized gain
  from investment transactions..........           (6.78)       (2.11)      (1.84)        (0.03)       (1.07)
                                              ----------     --------    --------       -------      -------
Net asset value, end of year............        $  18.44     $  24.51    $  23.30       $ 21.53      $ 19.53
                                              ----------     --------    --------       -------      -------
                                              ----------     --------    --------       -------      -------
Total investment return (1).............            2.55%       14.98%      17.48%        10.40%        1.55%
                                              ----------     --------    --------       -------      -------
                                              ----------     --------    --------       -------      -------
Ratios/Supplemental data:
Net assets, end of year (000's).........        $ 74,094     $115,529    $140,551       $152,357     $97,272
Expenses to average net assets..........            1.99%        2.06%       2.06%         2.06%(2)     2.00%
Net investment income (loss) to average
  net assets............................           (1.18)%      (1.12)%     (1.27)%       (0.60)%(2)   (0.66)%
Portfolio turnover......................              52%          86%         60%           36%          24%

                                                                        CLASS C
                                              -----------------------------------------------------------

                                                            FOR THE YEARS ENDED AUGUST 31,
                                              -----------------------------------------------------------
                                                 1998        1997        1996        1995          1994
                                              ----------   --------    --------    --------      --------
Net asset value, beginning of year......        $  24.71   $  23.48    $  21.68    $  19.67      $  20.38
                                              ----------   --------    --------    --------      --------
Net investment income (loss)............           (0.27)     (0.27)+     (0.34)      (0.10)        (0.08)
Net realized and unrealized gains from
  investments...........................            0.99       3.61+       3.98        2.14          0.44
                                              ----------   --------    --------    --------      --------
Total increase from investment
  operations............................            0.72       3.34        3.64        2.04          0.36
                                              ----------   --------    --------    --------      --------
Distributions from net realized gain
  from investment transactions..........           (6.78)     (2.11)      (1.84)      (0.03)        (1.07)
                                              ----------   --------    --------    --------      --------
Net asset value, end of year............        $  18.65   $  24.71    $  23.48    $  21.68      $  19.67
                                              ----------   --------    --------    --------      --------
                                              ----------   --------    --------    --------      --------
Total investment return (1).............            2.59%     14.95%      17.50%      10.37%         1.59%
                                              ----------   --------    --------    --------      --------
                                              ----------   --------    --------    --------      --------
Ratios/Supplemental data:
Net assets, end of year (000's).........        $ 21,714   $ 24,760    $ 29,923    $ 30,608      $ 28,561
Expenses to average net assets..........            1.99%      2.07%       2.07%       2.05%(2)      1.98%
Net investment income (loss) to average
  net assets............................           (1.19)%    (1.13)%     (1.28)%     (0.57)%(2)    (0.65)%
Portfolio turnover......................              52%        86%         60%         36%           24%

-----------------

 +   Calculated using the average shares outstanding for the year
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges: results for each class would be lower if sales charges were included.
(2)  These ratios include non-recurring acquisition expenses of 0.06%.

PAINEWEBBER GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a beneficial interest outstanding throughout each year is presented below:

                                                                       CLASS Y
                                          ------------------------------------------------------------------
                                                            FOR THE YEARS ENDED AUGUST 31,
                                          ------------------------------------------------------------------
                                             1998          1997          1996          1995          1994
                                          ----------     ---------     ---------     ---------     ---------
Net asset value, beginning of year......     $ 26.46     $   24.74     $   22.53     $   20.22     $   20.71
                                          ----------     ---------     ---------     ---------     ---------
Net investment income (loss)............       (0.03)        (0.01)+       (0.02)         0.24          0.03
Net realized and unrealized gains from
 investments............................        1.02          3.84+         4.07          2.10          0.55
                                          ----------     ---------     ---------     ---------     ---------
Total increase from investment
 operations.............................        0.99          3.83          4.05          2.34          0.58
                                          ----------     ---------     ---------     ---------     ---------
Distributions from net realized gain
 from investment transactions...........       (6.78)        (2.11)        (1.84)        (0.03)        (1.07)
                                          ----------     ---------     ---------     ---------     ---------
Net asset value, end of year............     $ 20.67     $   26.46     $   24.74     $   22.53     $   20.22
                                          ----------     ---------     ---------     ---------     ---------
                                          ----------     ---------     ---------     ---------     ---------
Total investment return (1).............        3.61%        16.24%        18.72%        11.58%         2.67%
                                          ----------     ---------     ---------     ---------     ---------
                                          ----------     ---------     ---------     ---------     ---------
Ratios/Supplemental data:
Net assets, end of year (000's).........     $21,440     $  20,281     $  21,409     $  20,948     $  30,521
Expenses to average net assets..........        0.91%         1.00%         1.02%         0.97%(2)      0.94%
Net investment income (loss) to average
 net assets.............................       (0.12)%       (0.05)%       (0.23)%        0.53%(2)      0.40%
Portfolio turnover......................          52%           86%           60%           36%           24%

-----------------

+  Calculated using the average shares outstanding for the year

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.

(2) These ratios include non-recurring acquisition expenses of 0.05%.

PAINEWEBBER

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
PaineWebber Growth & Income Fund
PaineWebber Growth Fund

  We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the PaineWebber Growth & Income Fund and PaineWebber Growth Fund as of August 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Growth & Income Fund and PaineWebber Growth Fund at August 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                 [SIGNATURE]
/s/ Ernst & Young LLP
New York, New York
October 16, 1998

PAINEWEBBER

TAX INFORMATION  (UNAUDITED)

  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Fund's fiscal year end (August 31, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Funds were derived from the following sources:

                                                              GROWTH
                                                                 &
                                                              INCOME   GROWTH
PER SHARE DATA:                                                FUND     FUND
------------------------------------------------------------  -------  -------
Net investment income
    Class A.................................................  $0.2070    --
    Class B.................................................  $0.0000    --
    Class C.................................................  $0.0162    --
    Class Y.................................................  $0.2796    --
    Short-term capital gains*...............................  $0.8994  $0.5374
    Long-term capital gains
        Taxable at a 20% maximum rate.......................  $0.7868  $3.3032
        Taxable at a 28% maximum rate.......................  $0.9802  $2.9413
    Percentage of ordinary income dividends qualifying for
     the dividends received deduction available to corporate
     shareholders...........................................   91.79 %   18.96%

-----------------

* Taxable as ordinary income. Class A, C and Y received short-term gains of $0.8994 and Class B received gains of $0.8838 (per share).

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  Since each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. Such notifications, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

----------------------------------------------------------

TRUSTEES

E. Garrett Bewkes, Jr.                   Mary C. Farrell
CHAIRMAN
                                         Meyer Feldberg
Margo N. Alexander
                                         George W. Gowen
Richard Q. Armstrong
                                         Frederic V. Malek
Richard R. Burt
                                         Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander                       Paul H. Schubert
PRESIDENT                                VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld                    Mark A. Tincher
VICE PRESIDENT                           VICE PRESIDENT

Dianne E. O'Donnell                      Ellen R. Harris
VICE PRESIDENT AND SECRETARY             VICE PRESIDENT


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019





THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals

BOND FUNDS                                          [GRAPHIC]
                                                    PaineWebber
// High Income Fund
// Investment Grade Income Fund
// Low Duration U.S. Government Income Fund
// Strategic Income Fund
// U.S. Government Income Fund

TAX-FREE BOND FUNDS

// California Tax-Free Income Fund
// Municipal High Income Fund
// National Tax-Free Income Fund
// New York Tax-Free Income Fund
                                                    -------------------------
STOCK FUNDS
                                                    GROWTH AND
// Financial Services Growth Fund                   INCOME FUND
// Growth Fund
// Growth and Income Fund                           GROWTH FUND
// Mid Cap Fund
// Small Cap Fund
// S&P 500 Index Fund
// Tax-Managed Equity Fund
// Utility Income Fund

ASSET ALLOCATION FUNDS

// Balanced Fund
// Tactical Allocation Fund

GLOBAL FUNDS

// Asia Pacific Growth Fund
// Emerging Markets Equity Fund
// Global Equity Fund
// Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

// Aggressive Portfolio
// Moderate Portfolio
// Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

          PAINEWEBBER
-COPYRIGHT- 1998 PaineWebber Incorporated
          Member SIPC
                                                 August 31, 1998